ABSC OOMC 2006-HE3
Asset Backed Securities Portfolio Analysis

1,573 records
Balance: 418,970,544
Stated Doc

Selection Criteria: Stated Doc
Table of Contents

1.

Principal balance at Origination

2.

Remaining Principal Balance

3.

Fico Scores

4.

Original Term

5.

Remaining Term

6.

Property Type

7.

Occupancy Status

8.

Loan Purpose

9.

Original Loan to Value Ratio

10.

Combined Loan To Value

11.

Geographic Distribution By Balance

12.

Documentation

13.

Mortgage Rate

14.

Maximum Rate

15.

Gross Margin

16.

INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)

17.

PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)

18.

Next Rate Adjustment Date

19.

Original Number of Months to Expiration Of Prepayment Penalty Term

20.

Loan Type

21.

Credit Grade

22.

Lien Position

23.

DTI

1. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	21	$393,708.80	0.09%	645	90.73%	11.464%	100.00%
25,001 - 50,000	41	1,707,516.00	0.41	652	88.27	11.170	97.07
50,001 - 75,000	85	5,508,513.07	1.31	630	84.08	10.840	83.13
75,001 - 100,000	120	10,529,560.00	2.51	641	83.20	10.100	86.41
100,001 - 125,000	123	13,945,372.00	3.32	616	81.03	9.586	77.91
125,001 - 150,000	104	14,295,952.15	3.41	606	76.63	8.965	85.70
150,001 - 175,000	110	17,778,938.00	4.24	613	76.59	8.619	81.14
175,001 - 200,000	92	17,375,935.00	4.14	619	79.04	8.620	89.07
200,001 - 250,000	161	36,460,884.70	8.69	620	74.24	8.189	87.58
250,001 - 300,000	121	33,470,291.50	7.98	629	76.03	7.964	88.43
300,001 - 400,000	286	98,678,573.80	23.52	637	79.91	7.738	89.17
400,001 - 500,000	169	76,122,172.95	18.14	646	79.74	7.557	92.40
500,001 - 600,000	72	39,282,902.00	9.36	644	82.65	7.561	90.07
600,001 - 700,000	28	18,207,409.00	4.34	658	81.13	7.506	89.71
700,001 >=	40	35,869,372.00	8.55	641	73.90	7.368	95.93
Total:	1,573	$419,627,100.97	100.00%	635	78.80%	7.999%	89.30%

Mimimum Original Balance: 15,000.00
Maximum Original Balance: 1,875,000.00
Average Original Balance: 266,768.66

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2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	21	$392,887.92	0.09%	645	90.73%	11.464%	100.00%
25,001 - 50,000	42	1,753,363.38	0.42	653	88.32	11.180	94.31
50,001 - 75,000	84	5,450,918.97	1.30	629	84.03	10.834	83.89
75,001 - 100,000	120	10,513,687.06	2.51	641	83.20	10.100	86.41
100,001 - 125,000	126	14,297,270.93	3.41	616	80.84	9.548	77.62
125,001 - 150,000	101	13,888,328.36	3.31	606	76.71	8.986	86.21
150,001 - 175,000	111	17,922,936.55	4.28	614	76.37	8.613	81.33
175,001 - 200,000	92	17,372,340.71	4.15	617	79.23	8.626	89.08
200,001 - 250,000	160	36,195,946.05	8.64	620	74.24	8.186	87.51
250,001 - 300,000	123	34,009,986.73	8.12	629	76.10	7.952	88.64
300,001 - 400,000	284	97,928,644.20	23.37	637	79.91	7.741	89.10
400,001 - 500,000	169	76,008,640.81	18.14	646	79.74	7.557	92.40
500,001 - 600,000	72	39,227,434.38	9.36	644	82.65	7.561	90.07
600,001 - 700,000	28	18,185,268.20	4.34	658	81.13	7.506	89.71
700,001 >=	40	35,822,890.03	8.55	641	73.90	7.368	95.93
Total:	1,573	$418,970,544.28	100.00%	635	78.80%	7.999%	89.30%

Mimimum Remaining Balance: 14,981.60
Maximum Remaining Balance: 1,870,129.70
Average Remaining Balance: 266,351.27

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3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0	4	$484,333.49	0.12%	0	59.42%	10.199%	100.00%
500 - 500	1	110,099.28	0.03	500	73.50	9.900	100.00
501 - 525	87	19,103,390.99	4.56	512	72.28	9.386	97.19
526 - 550	101	25,478,707.49	6.08	538	69.27	9.168	96.38
551 - 575	107	26,067,622.33	6.22	565	72.73	8.520	91.92
576 - 600	169	47,805,499.80	11.41	588	74.15	7.948	94.61
601 - 625	222	58,518,896.32	13.97	614	77.28	7.916	90.43
626 - 650	272	70,635,510.40	16.86	638	81.88	7.955	89.74
651 - 675	234	63,300,127.46	15.11	663	81.75	7.867	85.98
676 - 700	168	48,448,714.87	11.56	687	83.62	7.660	86.79
701 - 725	94	25,738,598.02	6.14	712	83.92	7.385	87.62
726 - 750	66	16,913,073.95	4.04	737	82.49	7.687	69.58
751 - 775	30	9,881,392.68	2.36	763	84.21	7.210	80.66
776 - 800	18	6,484,577.20	1.55	783	73.20	6.885	95.15
Total:	1,573	$418,970,544.28	100.00%	635	78.80%	7.999%	89.30%

Minimum FICO: 0
Maximum FICO: 791
WA FICO: 635
nzwa FICO: 636

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4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
121 - 180	4	$255,119.62	0.06%	624	50.75%	8.781%	100.00%
181 - 240	5	603,859.09	0.14	609	87.17	9.300	100.00
301 - 360	1,564	418,111,565.57	99.79	635	78.81	7.996	89.28
Total:	1,573	$418,970,544.28	100.00%	635	78.80%	7.999%	89.30%

Minimum Original Term: 180
Maximum Original Term: 360
WA Original Term: 360

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5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 180	4	$255,119.62	0.06%	624	50.75%	8.781%	100.00%
181 - 348	5	603,859.09	0.14	609	87.17	9.300	100.00
349 - 360	1,564	418,111,565.57	99.79	635	78.81	7.996	89.28
Total:	1,573	$418,970,544.28	100.00%	635	78.80%	7.999%	89.30%

Minimum Remaining Term: 177
Maximum Remaining Term: 358
WA Remaining Term: 356

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6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Single Family	1,207	$309,713,832.00	73.92%	632	78.33%	7.971%	92.61%
2 Unit	111	36,762,271.30	8.77	646	80.61	7.833	86.17
PUD	125	35,059,160.09	8.37	634	77.34	8.046	86.78
Condo - 1-4 Stories	73	17,741,100.56	4.23	641	82.57	8.625	70.80
3-4 Units	44	16,665,268.31	3.98	662	82.29	8.028	63.39
2-4 Family	7	1,968,986.32	0.47	674	84.58	8.051	84.04
Condo - 5 Stories & up	6	1,059,925.70	0.25	611	75.02	9.121	41.24
Total:	1,573	$418,970,544.28	100.00%	635	78.80%	7.999%	89.30%

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7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Owner	1,378	$374,147,878.86	89.30%	632	78.27%	7.909%	100.00%
Non-Owner	162	36,099,472.00	8.62	662	83.44	8.934	0.00
Second Home	33	8,723,193.42	2.08	657	82.42	7.953	0.00
Total:	1,573	$418,970,544.28	100.00%	635	78.80%	7.999%	89.30%

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8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Cash Out	935	$262,538,464.48	62.66%	619	75.78%	7.915%	92.00%
Purchase	573	138,672,488.45	33.10	667	84.80	8.154	83.44
Rate and Term	65	17,759,591.35	4.24	618	76.76	8.022	95.22
Total:	1,573	$418,970,544.28	100.00%	635	78.80%	7.999%	89.30%

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9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	60	$12,318,198.88	2.94%	627	41.87%	7.430%	91.57%
50.01 - 60.00	85	21,371,518.70	5.10	588	56.03	7.969	98.05
60.01 - 70.00	198	56,125,635.94	13.40	603	66.41	7.626	92.67
70.01 - 80.00	617	178,227,466.43	42.54	632	78.31	7.816	93.67
80.01 - 90.00	358	108,256,047.43	25.84	651	87.83	8.156	77.45
90.01 - 100.00	255	42,671,676.90	10.18	675	96.32	9.031	91.68
Total:	1,573	$418,970,544.28	100.00%	635	78.80%	7.999%	89.30%

Minimum Loan-to-Value Ratio: 13.33
Maximum Loan-to-Value Ratio: 100.00
WA Loan-to-Value Ratio By Original Balance: 78.80

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10. Combined Loan To Value

Combined Loan To Value	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	60	$12,318,198.88	2.94%	627	41.87%	7.430%	91.57%
50.01 - 60.00	84	20,961,557.68	5.00	586	55.98	8.007	98.02
60.01 - 70.00	194	54,390,980.08	12.98	602	66.38	7.643	92.43
70.01 - 75.00	135	45,510,657.74	10.86	611	74.02	7.787	92.55
75.01 - 80.00	318	83,309,172.32	19.88	610	79.40	8.101	91.14
80.01 - 85.00	136	38,766,150.77	9.25	628	84.33	7.966	89.49
85.01 - 90.00	219	68,333,856.46	16.31	664	89.66	8.251	70.79
90.01 - 95.00	128	35,048,269.18	8.37	670	92.09	8.352	88.16
95.01 - 100.00	299	60,331,701.17	14.40	687	84.71	7.981	99.50
Total:	1,573	$418,970,544.28	100.00%	635	78.80%	7.999%	89.30%

Min CLTV: 13.33%
Max CLTV: 100.00%
WA CLTV: 81.30%

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11. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
California	409	$134,854,347.77	32.19%	648	77.62%	7.420%	93.18%
New York	165	56,816,439.87	13.56	646	79.41	7.700	89.71
Florida	225	49,182,905.58	11.74	615	79.04	8.415	80.35
Massachusetts	138	41,733,589.97	9.96	649	79.30	8.090	91.47
New Jersey	77	25,348,956.70	6.05	620	78.77	8.638	89.24
Virginia	47	12,518,577.14	2.99	613	78.35	8.102	89.75
Texas	61	8,258,490.64	1.97	615	79.79	8.952	87.22
Illinois	35	8,187,741.37	1.95	632	81.53	8.406	86.23
Maryland	28	7,628,262.33	1.82	621	79.00	8.175	96.94
Connecticut	25	6,255,212.68	1.49	623	78.84	8.558	80.69
Other	363	68,186,020.23	16.27	621	79.79	8.544	86.92
Total:	1,573	$418,970,544.28	100.00%	635	78.80%	7.999%	89.30%

Total Number Of Stated Represented:: 43

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12. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Stated Documentation	1,573	$418,970,544.28	100.00%	635	78.80%	7.999%	89.30%
Total:	1,573	$418,970,544.28	100.00%	635	78.80%	7.999%	89.30%

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13. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 5.000	1	$164,000.39	0.04%	668	39.29%	5.000%	100.00%
5.001 - 5.500	22	9,984,663.07	2.38	707	62.53	5.388	90.75
5.501 - 6.000	16	5,919,141.27	1.41	691	74.83	5.887	100.00
6.001 - 6.500	57	21,298,117.00	5.08	659	75.60	6.381	95.39
6.501 - 7.000	175	66,082,470.62	15.77	659	76.64	6.809	98.56
7.001 - 7.500	167	62,452,116.45	14.91	649	77.04	7.308	94.92
7.501 - 8.000	239	76,838,105.57	18.34	633	78.38	7.801	93.05
8.001 - 8.500	174	52,726,248.66	12.58	634	81.42	8.284	86.91
8.501 - 9.000	197	47,277,010.56	11.28	619	82.08	8.789	80.88
9.001 - 9.500	100	23,566,778.99	5.62	595	80.74	9.268	72.67
9.501 - 10.000	119	20,604,073.19	4.92	586	81.21	9.794	69.10
10.001 - 10.500	94	14,099,894.20	3.37	597	82.39	10.257	82.77
10.501 - 11.000	72	6,987,877.69	1.67	624	86.48	10.717	86.99
11.001 - 11.500	48	4,523,892.77	1.08	599	83.19	11.266	83.45
11.501 - 12.000	65	4,751,568.49	1.13	593	84.73	11.773	88.51
12.001 - 12.500	15	1,103,595.36	0.26	593	79.94	12.309	93.64
12.501 - 13.000	11	541,024.27	0.13	622	89.12	12.665	100.00
13.001 - 13.500	1	49,965.73	0.01	605	76.46	13.050	100.00
Total:	1,573	$418,970,544.28	100.00%	635	78.80%	7.999%	89.30%

Minimum Rate: 5.000
Maximum Rate: 13.050
WA Rate: 7.999

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14. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
8.501 - 9.000	1	$334,320.25	0.10%	624	78.82%	5.990%	100.00%
9.001 - 9.500	2	888,167.80	0.25	726	84.25	6.479	100.00
9.501 - 10.000	4	1,825,659.03	0.52	654	80.00	6.790	100.00
10.001 - 10.500	1	772,921.62	0.22	719	90.00	7.350	100.00
10.501 - 11.000	7	3,055,226.17	0.87	643	80.33	7.640	100.00
11.001 - 11.500	7	2,266,982.60	0.65	603	75.90	7.342	100.00
11.501 - 12.000	18	7,708,836.12	2.20	663	73.97	6.345	100.00
12.001 - 12.500	34	13,064,909.10	3.73	650	75.24	6.377	95.21
12.501 - 13.000	137	53,019,307.74	15.13	660	77.16	6.820	100.00
13.001 - 13.500	144	54,454,634.50	15.54	648	77.35	7.306	94.17
13.501 - 14.000	199	64,407,321.53	18.38	631	78.23	7.800	92.43
14.001 - 14.500	153	45,756,218.06	13.06	631	81.19	8.291	87.97
14.501 - 15.000	176	42,987,730.24	12.27	620	82.65	8.800	79.93
15.001 - 15.500	94	22,485,019.61	6.42	596	80.87	9.256	71.62
15.501 - 16.000	107	19,392,897.69	5.53	582	80.95	9.790	68.38
16.001 - 16.500	48	10,415,305.76	2.97	557	76.99	10.237	76.06
16.501 - 17.000	30	3,513,702.48	1.00	569	76.44	10.729	74.14
17.001 - 17.500	16	1,948,805.23	0.56	552	73.67	11.289	70.56
17.501 - 18.000	17	1,544,386.15	0.44	514	73.68	11.732	77.70
18.001 - 18.500	6	622,439.10	0.18	549	68.81	12.271	88.73
Total:	1,201	$350,464,790.78	100.00%	630	78.91%	8.011%	88.67%

Minimum Maximum Rate: 8.990
Maximum Maximum Rate: 18.450
WA Maximum Rate: 13.927

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15. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2.501 - 3.000	1	$70,338.83	0.02%	518	80.00%	11.990%	100.00%
3.501 - 4.000	1	319,999.82	0.09	634	76.19	5.650	100.00
4.001 - 4.500	4	1,304,961.41	0.37	671	59.63	6.249	100.00
4.501 - 5.000	27	10,447,271.81	2.98	688	77.07	6.400	100.00
5.001 - 5.500	125	48,111,301.70	13.73	673	75.01	6.826	97.94
5.501 - 6.000	239	83,502,735.05	23.83	643	76.97	7.354	96.04
6.001 - 6.500	242	75,576,296.89	21.56	635	79.94	7.924	88.68
6.501 - 7.000	235	61,141,362.14	17.45	616	81.93	8.518	78.90
7.001 - 7.500	182	41,110,517.04	11.73	592	83.11	9.321	79.07
7.501 - 8.000	131	25,937,702.73	7.40	570	77.49	9.834	82.81
8.001 - 8.500	11	2,490,474.05	0.71	534	76.23	10.023	82.17
8.501 - 9.000	3	451,829.31	0.13	636	88.51	9.990	0.00
Total:	1,201	$350,464,790.78	100.00%	630	78.91%	8.011%	88.67%

Minimum Gross Margin: 3.000
Maximum Gross Margin: 8.750
WA Gross Margin: 6.303

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16. INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)

INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2.000	16	$4,738,751.95	1.35%	656	73.59%	7.351%	70.12%
3.000	1,185	345,726,038.83	98.65	630	78.98	8.020	88.92
Total:	1,201	$350,464,790.78	100.00%	630	78.91%	8.011%	88.67%

Min Initial Cap: 2.000%
Max Initial Cap: 3.000%
WA Initial Cap: 2.986%

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17. PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)

PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1.000	1,199	$350,161,402.39	99.91%	630	78.90%	8.011%	88.74%
1.500	2	303,388.39	0.09	689	90.00	8.250	0.00
Total:	1,201	$350,464,790.78	100.00%	630	78.91%	8.011%	88.67%

Min PERCAP: 1.000%
Max PERCAP: 1.500%
WA PERCAP: 1.000%

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18. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0000-00	372	$68,505,753.50	16.35%	662	78.26%	7.936%	92.54%
2007-09	2	303,388.39	0.07	689	90.00	8.250	0.00
2007-10	4	1,748,568.26	0.42	599	78.24	7.501	100.00
2007-11	33	10,412,790.71	2.49	649	78.99	7.463	81.75
2007-12	204	65,798,811.36	15.70	651	80.81	7.634	89.02
2008-01	845	238,010,959.27	56.81	622	78.97	8.218	88.11
2008-02	8	2,371,483.08	0.57	589	78.35	8.909	85.43
2008-11	2	480,409.17	0.11	630	80.34	8.165	100.00
2008-12	6	2,441,583.77	0.58	645	68.99	6.823	100.00
2009-01	28	7,470,568.22	1.78	614	74.35	7.831	96.81
2010-11	2	539,000.39	0.13	636	64.13	6.287	100.00
2010-12	18	6,956,841.26	1.66	659	71.89	6.676	100.00
2011-01	47	13,634,722.60	3.25	658	77.72	7.601	89.67
2011-02	1	133,164.30	0.03	608	46.00	8.100	100.00
2020-12	1	162,500.00	0.04	661	43.92	7.750	100.00
Total:	1,573	$418,970,544.28	100.00%	635	78.80%	7.999%	89.30%

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19. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0	520	$127,836,305.65	30.51%	635	80.11%	8.533%	85.27%
12	157	58,907,999.46	14.06	645	78.84	7.634	93.48
24	700	180,687,179.11	43.13	627	79.58	8.007	90.40
30	2	326,363.92	0.08	641	79.50	8.051	100.00
36	194	51,212,696.14	12.22	653	72.76	7.052	90.61
Total:	1,573	$418,970,544.28	100.00%	635	78.80%	7.999%	89.30%

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20. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
15 Yr Fixed	4	$255,119.62	0.06%	624	50.75%	8.781%	100.00%
20 Yr Fixed	5	603,859.09	0.14	609	87.17	9.300	100.00
30 Yr Fixed	318	52,407,518.03	12.51	661	79.01	8.193	90.25
30 Yr Fixed- IO 5 Yrs	10	4,768,465.50	1.14	710	68.92	6.225	100.00
ARM 15/30 - IO 5 Yrs	1	162,500.00	0.04	661	43.92	7.750	100.00
ARM 2/28	672	163,022,575.75	38.91	615	78.16	8.524	78.43
ARM 2/28- IO 5Yrs	184	69,886,525.09	16.68	652	80.50	7.478	99.88
ARM 2/28-40YR Amortization	240	85,736,900.23	20.46	634	80.70	7.704	96.72
ARM 3/27	24	5,176,162.95	1.24	599	76.13	8.118	95.40
ARM 3/27- IO 5Yrs	6	3,252,017.99	0.78	643	69.85	7.170	100.00
ARM 3/27-40YR Amortization	6	1,964,380.22	0.47	647	71.90	6.999	100.00
ARM 5/25	26	5,710,240.41	1.36	629	69.69	7.895	75.33
ARM 5/25- IO 5Yrs	19	8,469,037.81	2.02	674	76.74	6.667	100.00
ARM 5/25-40YR Amortization	23	7,084,450.33	1.69	660	78.01	7.480	100.00
BALLOON 40/30	35	10,470,791.26	2.50	648	78.91	7.325	100.00
Total:	1,573	$418,970,544.28	100.00%	635	78.80%	7.999%	89.30%

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21. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
A	85	$21,980,157.19	5.25%	562	73.94%	8.726%	91.73%
AA	179	45,106,454.27	10.77	580	75.40	8.437	95.91
AA+	1,227	334,185,382.25	79.76	652	80.06	7.807	87.97
B	62	14,215,679.19	3.39	557	71.50	9.494	93.33
C	18	3,144,170.96	0.75	556	64.15	9.823	100.00
CC	2	338,700.42	0.08	541	55.14	11.951	100.00
Total:	1,573	$418,970,544.28	100.00%	635	78.80%	7.999%	89.30%

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22. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1	1,382	$404,803,819.81	96.62%	634	78.24%	7.895%	88.95%
2	191	14,166,724.47	3.38	675	94.92	10.947	99.42
Total:	1,573	$418,970,544.28	100.00%	635	78.80%	7.999%	89.30%

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23. DTI

DTI	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0.01 - 5.00	1	$219,605.50	0.05%	624	80.00%	8.600%	0.00%
5.01 - 10.00	4	651,040.41	0.16	637	81.73	9.063	39.90
10.01 - 15.00	12	1,796,412.54	0.43	658	80.16	8.626	29.00
15.01 - 20.00	21	2,834,624.37	0.68	645	72.71	8.880	48.61
20.01 - 25.00	47	9,345,708.25	2.23	629	76.34	8.132	82.64
25.01 - 30.00	101	22,145,728.91	5.29	631	75.78	7.976	85.11
30.01 - 35.00	160	38,777,493.48	9.26	637	78.42	8.150	84.54
35.01 - 40.00	320	80,787,242.12	19.28	632	77.66	8.000	88.07
40.01 - 45.00	402	109,447,096.13	26.12	644	79.77	7.930	91.46
45.01 - 50.00	372	110,489,183.05	26.37	630	80.43	7.963	93.44
50.01 - 55.00	123	39,817,199.77	9.50	633	77.45	8.007	89.15
55.01 - 60.00	10	2,659,209.75	0.63	610	71.09	7.978	100.00
Total:	1,573	$418,970,544.28	100.00%	635	78.80%	7.999%	89.30%

Minimum: 4.96
Max DTI: 58.82
nzwa DTI: 41.40

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Mar 23, 2006 13:59

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.